UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

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[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

TECHCARE CORP.
(Name of registrant as specified in its charter)

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TECHCARE CORP.
3 Hamelacha St., Tel Aviv, Israel

NOTICE TO ALL STOCKHOLDERS OF ACTION BY WRITTEN CONSENT

To Our Stockholders:

This notice and the accompanying information statement (“Information Statement”) are being furnished to the stockholders of TechCare Corp., a Delaware corporation (the “Company”, “TechCare”, “we”, “our”, or “us”), in connection with our prior receipt of approval by a written consent, in lieu of a special meeting, of the holders of a majority of our outstanding shares of common stock, which represents a majority of our voting power to change the name of the Company to Citrine Global, Corp. and to amend our First Amended and Restated Certificate of Incorporation accordingly (the “Charter Amendment”).

On April 28, 2020, stockholders holding a majority of the Company’s voting power approved the Charter Amendment by written consent in lieu of a meeting, in accordance with the Delaware General Corporation Law. The Information Statement accompanying this notice is being filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, to the holders of the Company’s Common Stock to notify our stockholders of the Charter Amendment. Because the Charter Amendment has been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Charter Amendment will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this notice. We will mail this notice and the Information Statement on or about May 8, 2020. We anticipate that the Charter Amendment will become effective on or about May 28, 2020, at such time as a Certificate of Amendment to our First Amended and Restated Certificate of Incorporation is filed with the Secretary of State of Delaware.

Please read the attached Information Statement carefully. It describes the essential terms of the Charter Amendment and the actions to be taken with respect thereto. Additional information about the Company is contained in its reports filed with or furnished to the SEC. The Company’s reports filed with the SEC, their accompanying exhibits and other documents filed with the SEC may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

By:	Order of the Board of Directors,

By:	/s/ Ora Meir Soffer
Ora Meir Soffer
Chairperson of the Board

Tel Aviv, Israel

April 28, 2020

TECHCARE CORP.
3 Hamelacha St., Tel Aviv, Israel

INFORMATION STATEMENT

April 28, 2020

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (the “Information Statement”) will be sent or given on or about May 8, 2020, to the stockholders of record as of April 28, 2020 of TechCare Corp., a Delaware corporation the “Company”, “TechCare”, “we”, “our”, or “us”). This Information Statement is being circulated to advise our stockholders of actions already approved and taken without a meeting by a written consent of the Company’s stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective at least 20 days after the mailing of this Information Statement is as follows:

●	Approve an amendment to our First Amended and Restated Certificate of Incorporation to change the name of the Company to Citrine Global, Corp. (the “Charter Amendment”).

On April 22, 2020, our Board of Directors (the “Board”) unanimously approved the Charter Amendment. Subsequent to our Board’s approval of the Charter Amendment, the holders of a majority of the Company’s voting power approved, by written consent, the Charter Amendment on April 28, 2020. The consenting stockholders and their respective ownership percentage of the voting stock of the Company, total in the aggregate more than 50% of the outstanding voting stock, which is the required vote under the Delaware General Corporation Law (the “DGCL”) and our bylaws. We expect that the Charter Amendment will be effective on or about May 28, 2020, at such time as a certificate of amendment to the Company’s First Amended and Restated Certificate of Incorporation is filed with the Secretary of State of Delaware (the “Certificate of Amendment”).

DISSENTERS’ RIGHT OF APPRAISAL

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with any matter described in this Information Statement.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on April 28, 2020 (the “Record Date”) are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company’s authorized capital stock consisted of 550,000,000 shares of capital stock, par value $0.0001 per share, of which 500,000,000 shares are Common Stock and 50,000,000 shares are “blank check” preferred stock, par value $0.0001 per share. As of the Record Date, the Company had 494,721,815 shares of Common Stock, and no shares of Preferred Stock issued and outstanding. Holders of our Common Stock are currently, and will continue to be, entitled to one vote per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 28, 2020, there were 494,721,815 shares of Common Stock outstanding, excluding shares of common stock issuable in connection with the exercise of outstanding warrants or outstanding options. The voting rights of all holders of our Common Stock are the same.

The following table sets forth certain information as of April 28, 2020, concerning the number of shares of Common Stock beneficially owned, directly or indirectly, by:

●	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our executive officers; and

●	all of our directors and executive officers serving as of April 28, 2020, as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) based on voting and investment power with respect to such shares. Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of April 28, 2020, are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person. However, such shares are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person. All information with respect to the beneficial ownership of any principal stockholder has been furnished by such stockholder or is based on our filings with the SEC and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all the shares of common stock as beneficially owned, subject to community property laws, where applicable. Unless otherwise noted below, each shareholder’s address is c/o TechCare Corp. 3 Hamelacha St., Tel Aviv, Israel.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Owned

Principal Stockholders:
Ora Meir Soffer(1)	216,498,278	43.76%
Yaron Pitaru(2)	92,415,806	18.68%
Edan Katz(3)	44,768,409	9.05%
Ilan Ben-Ishay(4)	40,967,999	8.28%
Executive Officers and Directors:
Ora Meir Soffer(1)	216,498,278	43.76%
Ilan Ben-Ishay(4)	40,967,999	8.28%
Ilanit Halperin(5)	0	0.00%
Zviel Gedalihou(6)	0	0.00%
All directors and executive officers as a group (four persons)	105,910,608	52.04%

(1) The address of Ora Meir Soffer is 3 Hamelacha St., Tel Aviv, Israel 6721503. She has sole voting and sole investment power over 120,000,000 shares. She does not have sole voting power or sole investment power over the remaining shares beneficially owned by her.

(2) The address of Yaron Pitaru is 3 Hamelacha St., Tel Aviv, Israel 6721503. He has sole voting and sole investment power over 31,666,667 shares. He does not have sole voting power or sole investment power over the remaining shares beneficially owned by him.

(3) The address of Edan Katz is 3 Hamelacha St., Tel Aviv, Israel 6721503. He has sole voting power and sole investment power over 22,850,387 shares. He does not have sole voting power or sole investment power over the remaining shares beneficially owned by him.

(4) The address of Ilan Ben-Ishay is 3 Hamelacha St., Tel Aviv, Israel 6721503. He has sole voting and sole investment power over 20,910,608 shares. He does not have sole voting power or sole investment power over the remaining shares beneficially owned by him.

(5) The address of Ilanit Halperin is 3 Hamelacha St., Tel Aviv, Israel 6721503.

(6) The address of Zviel Gedalihou is 3 Hamelacha St., Tel Aviv, Israel 6721503.

BOARD OF DIRECTORS’ AND STOCKHOLDER APPROVAL

As the Company’s directors, and holders of approximately 56% of our voting power, signed written consents in favor of the Charter Amendment, we are authorized to file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Charter Amendment will take effect upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to our stockholders, on or about May 28, 2020.

The information contained in this Information Statement constitutes the only notice that we will provide to our stockholders in connection with the Charter Amendment.

EXPENSES

We will bear the expenses relating to this Information Statement, including expenses in connection with preparing and mailing this Information Statement and any documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our Common Stock held of record by these persons, and we will reimburse them for their reasonable expenses incurred in this process.

EFFECTIVE TIME OF ACTION APPROVED

The Charter Amendment will take effect once the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. We intend to file the Certificate of Amendment with the Secretary of State of the State of Delaware promptly after the 20th day following the date on which this Information Statement is mailed to our stockholders.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTER DESCRIBED HEREIN.

ACTION I

CHANGING THE CORPORATION’S NAME

The matter upon which this action is proposed to be taken is a name change of the Company from TechCare Corp. to Citrine Global, Corp.

Pursuant to Section 271 of the DGCL, the holders of a majority of the outstanding voting stock of a corporation are required to adopt a resolution to authorize any name change of the corporation. If the name change was not to be adopted by written consent, it would be required to be considered by the Company’s stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Company’s name change. The elimination of the need for such a special meeting of stockholders is pursuant to Section 228 of the DGCL, which provides that the written consent of the holders of outstanding shares entitled to vote at a meeting of stockholders, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

Reasons for Changing the Company’s Name

The Company believes the name change helps to better align the name of the Company with the new business plan following the recent change of control over the Company.

Our common stock is currently quoted on the OTC Market and the name change will require approval by FINRA in order for it to be recognized for trading purposes.

We expect to receive FINRA’s approval for the name change prior to the effective date of the Charter Amendment. The name change will result in a different CUSIP number and a different trading symbol. We will provide definitive information on our new trading symbol and CUSIP number in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission prior to the effective date of the name change.

Regulatory Approvals

Other than providing this information statement, filing the certificate of amendment to the Company’s First Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and notifying FINRA of the name change, the Company is not required to comply with any United States federal or state regulatory requirements or obtain any United States federal or state regulatory approvals in connection with the consummation of the Company’s name change.

Interest of Certain Persons in Matters to Be Acted Upon

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates, and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecasted in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be obtained from the SEC’s website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to TechCare Corp. 3 Hamelacha St., Tel Aviv, Israel.

Our principal executive office is located at 3 Hamelacha St., Tel Aviv, Israel.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at TechCare Corp. 3 Hamelacha St., Tel Aviv, Israel.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each Stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for informational purposes in connection with the stockholder actions by written consent described herein, pursuant to and in accordance with Rule 14c-2 under the Exchange Act. Please carefully read this Information Statement.

By:	Order of the Board of Directors,

By:	/s/ Ora Meir Soffer
Ora Meir Soffer
Chairperson of the Board

Tel Aviv, Israel

April 28, 2020

Annex A - The Certificate of Amendment

Certificate of amendment to the

first amended and restated

certificate of incorporation of

techcare corp.

The undersigned, for the purposes of amending the Certificate of Incorporation of TechCare Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted, in accordance with Section 141(f) of the DCGL by unanimous written consent of the Board on April 22, 2020, a resolution proposing and declaring advisable the following amendment to restate Article I (“Name”) of the First Amended and Restated Certificate of Incorporation of said Corporation:

“ARTICLE I”

NAME

The name of the Corporation is Citrine Global, Corp.

SECOND: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228(e) of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this ___ day of May 2020.

TECHARE CORP.

By:	/s/ Ora Meir Soffer
Name:	Ora Meir Soffer
Title:	Chairperson of the Board